Exhibit 99.1

Hexion Specialty Chemicals, Inc. 180 East Broad Street Columbus, OH 43215 hexion.com	NEWS RELEASE

For Immediate Release

HEXION SPECIALTY CHEMICALS, INC. ANNOUNCES FURTHER EXTENSION OF TENDER OFFER EXPIRATION DATE WITH RESPECT TO, AND PRICING OF TENDER OFFERS FOR, CERTAIN OF ITS OUTSTANDING NOTES AND OUTSTANDING NOTES OF HUNTSMAN INTERNATIONAL LLC

COLUMBUS, OHIO – (December 1, 2008) – Hexion Specialty Chemicals, Inc. (“Hexion” or the “Company”) announced today the further extension of the expiration date (the “Offer Expiration Date”) for, and consideration to be paid in, the previously announced cash tender offers and consent solicitations by Nimbus Merger Sub Inc. (“Nimbus”), a wholly owned subsidiary of Hexion, for (A) any and all of the (i) outstanding $200,000,000 principal amount of Second-Priority Senior Secured Floating Rate Notes due 2014 (CUSIP No. 428303AG6) (the “Floating Rate Notes”) and (ii) outstanding $625,000,000 principal amount of 9 3/4% Second-Priority Senior Secured Notes due 2014 (CUSIP No. 428303AH6) (the “9 3/4% Notes” and, together with the Floating Rate Notes, the “Hexion Notes”) issued by Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC, in each case on the terms and subject to the conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated October 8, 2008 and the accompanying Letter of Transmittal and Consent (the “Hexion Offer Documents”); and for (B) any and all of the (i) outstanding $296,010,000 principal amount of 11 5/8% Senior Secured Notes due 2010 (CUSIP No. 44701RAE0) (the “Huntsman 11 5/8% Notes”), (ii) outstanding $198,000,000 principal amount of 11 1/2% Senior Notes due 2012 (CUSIP No. 44701RAG5) (the “Huntsman 11 1/2% Notes”), (iii) outstanding $175,000,000 principal amount of 7 3/8% Senior Subordinated Notes due 2015 (CUSIP No. 44701QAK8) (the “Huntsman 7 3/8% Notes”), (iv) outstanding €135,000,000 principal amount of 7 1/2% Senior Subordinated Notes due 2015 (CUSIP No. 44701QAL6) (the “Huntsman 7 1/2% Notes”), (v) outstanding $347,000,000 principal amount of 7 7/8% Subordinated Notes due 2014 (CUSIP No. 44701QAP7) (the “Huntsman 7 7/8% Notes”) and (vi) outstanding €400,000,000 principal amount of 6 7/8% Subordinated Notes due 2013 (Reg. S ISIN No. XS0274281186, Rule 144A ISIN No. XS0274281855) (the “Huntsman 6 7/8% Notes” and, together with the Huntsman 11 5/8% Notes, Huntsman 11 1/2% Notes, Huntsman 7 3/8% Notes, Huntsman 7 1/2% Notes, and Huntsman 7 7/8% Notes, the “Huntsman Notes” and, together with the Hexion Notes, the “Notes”), in each case issued by Huntsman International LLC, on the terms and subject to the conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated October 8, 2008 and the accompanying Letter of Transmittal and Consent (together with the Hexion Offer Documents, the “Offer Documents”).

In each case, the Offer Expiration Date has been further extended to midnight, New York City time, on December 15, 2008, unless the tender offers and consent solicitations are further extended, or earlier terminated.

Pursuant to the terms of the Offer Documents, as a result of the extension of the tender offers, a new price determination date of December 1, 2008 has been selected. Accordingly, the total consideration (the “Total Consideration”) for the Notes as described in the Offer Documents, other than the Huntsman 11 5/8% Notes and the Huntsman 11 1/2% Notes, has been recalculated as of 10:00 a.m., New York City time, on December 1, 2008.

As previously announced, the total consideration (the “Total Consideration”) for each $1,000 in principal amount of the Huntsman 11 5/8% Notes that was validly tendered and not withdrawn by 5:00 p.m., New York City time, on October 22, 2008 (the “Consent Payment Deadline”) will be $1,034.06. The Total Consideration for each $1,000 in principal amount of the Huntsman 11 1/2% Notes that was validly tendered and not withdrawn by the Consent Payment Deadline will be $1,062.50. The Total Consideration for each other series of the Notes (other than the Floating Rate Notes) has been determined as of 10:00 a.m., New York City time, on December 1, 2008, by reference to a fixed spread of 50.0 basis points above the yield to maturity of the applicable reference security as described in the Offer Documents. The reference yield for the 9 3/4% Notes was 0.692%; the reference yield for the Huntsman 7 3/8% Notes was 0.715%; the reference yield for the Huntsman 7 1/2% Notes was 2.002%; the reference yield for the Huntsman 7 7/8% Notes was 0.692%; and the reference yield for the Huntsman 6 7/8% Notes was 2.002%. As previously announced, because the Floating Rate Notes became redeemable on November 15, 2008, the Total Consideration for the Floating Rate Notes has been determined by providing for a 0.50% premium to the current redemption price of 102% of principal.

Assuming a payment date of December 16, 2008, the Total Consideration for such Notes that were validly tendered and not withdrawn by the Consent Payment Deadline is $1,209.09 per $1,000 principal amount for the 9 3/4 % Notes; $1,099.98 per $1,000 principal amount for the Huntsman 7 3/8% Notes; €1,087.60 per €1,000 principal amount for the Huntsman 7 1/2% Notes; $1,164.56 per $1,000 principal amount for the Huntsman 7 7/8% Notes; and €1,089.64 per €1,000 principal amount for the Huntsman 6 7/8% Notes. The Total Consideration for Floating Rate Notes that were validly tendered and not withdrawn by the Consent Payment Deadline is $1,025.00 per $1,000 principal amount. In each case, the Total Consideration includes a cash consent payment of $15.00 per $1,000 principal amount, in the case of the dollar-denominated Notes, or €15.00 per €1,000 principal amount, in the case of euro-denominated Notes. Holders who tender their Notes and deliver their consents after the Consent Payment Deadline but prior to the Offer Expiration Date will receive the applicable tender offer consideration, which consists of the applicable Total Consideration less the cash consent payment. All holders of Notes validly tendered prior to the Offer Expiration Date will receive accrued and unpaid interest on their tendered Notes up to, but not including, the payment date for the tender offer and consent solicitation.

Except for the extension described above, all of the terms and conditions set forth in the applicable Offer Documents with respect to the Hexion Notes and the Huntsman Notes remain unchanged. As of 5:00 p.m. New York City time, on December 1, 2008: (i) $187,120,000 in aggregate principal amount at maturity of the Floating Rate Notes had been tendered, representing approximately 93.56% of the outstanding principal amount at maturity of the Floating Rate Notes; (ii) $624,987,000 in aggregate principal amount at maturity of the 9 3/4% Notes had been tendered, representing approximately 99.99% of the outstanding principal amount at maturity of the 9 3/4% Notes; (iii) $288,006,710 in aggregate principal amount at maturity of the Huntsman 11 5/8% Notes had been tendered, representing approximately 97.30% of the outstanding principal amount at maturity of the Huntsman 11 5/8% Notes; (iv) $198,000,000 in aggregate principal amount at maturity of the Huntsman 11 1/2% Notes had been tendered, representing 100% of the outstanding principal amount at maturity of the Huntsman 11 1/2% Notes; (v) $175,000,000 in aggregate principal amount at maturity of the Huntsman 7 3/8% Notes had been tendered, representing 100% of the outstanding principal amount at maturity of the Huntsman 7 3/8% Notes; (vi) €134,765,000 in aggregate principal amount at maturity of the Huntsman 7 1 /2% Notes had been tendered, representing approximately 99.83% of the outstanding principal amount at maturity of the Huntsman 7 1/2% Notes; (vii) $340,888,000 in aggregate principal amount at maturity of the Huntsman 7 7/8% Notes had been tendered, representing approximately 98.24% of the outstanding principal amount at maturity of the Huntsman 7 7/8% Notes; and (viii) €393,788,000 in aggregate principal amount at maturity of the Huntsman 6 7/8% Notes had been tendered, representing approximately 98.45% of the outstanding principal amount at maturity of the Huntsman 6 7/8% Notes.

The tender offers are subject to conditions set forth in the Offer Documents, including obtaining the financing necessary to pay for the Hexion Notes and the Huntsman Notes and consents in accordance with the terms of the tender offers and consent solicitations.

Nimbus has retained Oppenheimer & Co. Inc., to act as Dealer Manager in connection with the tender offers and consent solicitations. Questions about the tender offers and consent solicitations may be directed to Oppenheimer & Co. Inc., at (800) 274-2746 (toll free) or (212) 885-4646 (collect). Copies of the Offer Documents and other related documents may be obtained from D.F. King & Co., Inc., the information agent for the tender offers and consent solicitations, at (800) 290-6426 (toll free) or (212) 269-5550 (collect).

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, the management of Hexion Specialty Chemicals, Inc. (which may be referred to as “Hexion,” “we,” “us,” “our” or the “Company”) may from time to time make oral forward-looking statements. Forward looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” or similar expressions. Forward-looking statements reflect our current views about future events and are based on currently available financial, economic and competitive data and on our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our markets, services, prices and other factors as discussed in our 2007 Annual Report on Form 10-K, and our other filings, with the Securities and Exchange Commission (SEC). Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: our pending merger with Huntsman Corporation, including the related pending litigation; economic factors such as the current credit crises and economic downturn and an interruption in the supply of or increased pricing of raw materials due to natural disasters; competitive factors such as pricing actions by our competitors that could affect our operating margins; and regulatory factors such as changes in governmental regulations involving our products that lead to environmental and legal matters as described in our 2007 Annual Report on Form 10-K, and our other filings, with the SEC.

About the Company

Based in Columbus, Ohio, Hexion Specialty Chemicals serves the global wood and industrial markets through a broad range of thermoset technologies, specialty products and technical support for customers in a diverse range of applications and industries. Hexion Specialty Chemicals is controlled by an affiliate of Apollo Management, L.P. Additional information is available at www.hexion.com

Contacts
Investors:
John Kompa, +1 614 225 2223
Director, Investor Relations john.kompa@hexion.com

Media:
Peter F. Loscocco, +1 614 225 4127
Vice President, Public Affairs peter.loscocco@hexion.com

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